SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFIT AGREEMENT

THIS SUPPLEMENTAL EXECUTIVE BENEFIT AGREEMENT (the "Agreement") dated as of September, 27, 2004, between HARLEYSVILLE MANAGEMENT SERVICES, LLC (herein called the "Company"), a corporation having a place of business at 483 Main Street, Harleysville, Pennsylvania 19438; and JOHN EISELE (herein called the "Employee"), an individual residing at 317 Rock Ridge Court, Franklin Lakes, NJ. 07417.

W I T N E S S E T H:

WHEREAS, John Eisele is employed by the Company as its Executive Vice President and President of Millennium Wealth Management and Private Banking and as such is making a significant contribution to the Company's effective operations and profitability; and

WHEREAS, the Company desires to retain the Employee's services and to provide a financial incentive for the Employee to continue employment and to continue making significant contributions to the success of the Company;

WHEREAS, the Company has determined that the entire compensation package for the Employee is reasonable compensation within the meaning of Section 39(c) of the Federal Deposit Insurance Act;

NOW, THEREFORE, for and in consideration of the premises hereof and the mutual promises and agreements contained herein, and intending to be legally bound hereby, the Company and the Employee agree as follows:

1.     Continuation of Employment. The Employee shall continue employment with the Company on the same terms and conditions as before this Agreement. This is not a contract of employment and shall not be construed to modify Employee's employment relationship with the Company or provide any other benefits related to employment, except as specifically provided for herein.

2.   Benefits. The benefits to be paid as deferred compensation pursuant to this Agreement are as follows:

(a)  Retirement From Employment by the Company at or After Age 73. If the Employee retires from employment by the Company on or after his seventy-third (73rd) birthday, in addition to any other retirement benefits to which Employee may be entitled whether from the Company or otherwise, the Company shall pay a monthly supplemental retirement income to the Employee, each monthly payment of which shall equal the Employee’s "Monthly Retirement Benefit" as defined below. Said monthly payments shall commence on the first day of the first month after the effective date of the Employee’s said retirement, and shall continue the first day of each month thereafter so long as the Employee shall live. Notwithstanding the foregoing to the contrary, the

Company is obligated hereunder to make a minimum of one hundred twenty (120) such monthly retirement income payments. If the Employee dies before receiving said minimum number of monthly payments, the remaining payments shall be made to the Employee’s Beneficiary (as defined below).

(b)  Death Before Retirement and While Employed by the Company. If Employee dies while employed by the Company and before the Employee retires from employment with the Company at or after age seventy-three (73), in addition to any other death benefits to which Employee or his beneficiaries may be entitled whether from the Company or otherwise, the Company shall pay a monthly supplemental death benefit to the Employee’s Beneficiary (as defined below), each monthly payment of which shall equal the Employee’s "Death Benefit" as defined below. Said monthly payments shall commence on the first day of the month immediately following Employee’s death, and shall continue the first day of each month thereafter until and including the first day of the month in which the Employee would have reached age seventy-three (73). Notwithstanding the foregoing to the contrary, the Company is obligated hereunder to make a minimum of one hundred twenty (120) such monthly death benefit payments.

(c)  Definition of Monthly Retirement Benefit. For purposes of this Agreement, the Employee’s "Monthly Retirement Benefit" shall be equal to the Employee’s Accrued Benefit Percent (defined below) times his Average Monthly Compensation (defined below), less the following offsets:

(1)  Social Security Offset: One half (1/2) the Employee’s monthly social security retirement income calculated as of the first day of the first month after his retirement from employment with the Company;

(2)  Defined Benefit Pension Offset: The Employee’s monthly retirement income from the Company’s defined benefit pension plan; and

(3)  401(k) Offset: The Employee’s projected monthly retirement income derived from the Company’s matching contributions to the Employee’s individual account in the Company’s section 401(k) plan for calendar years 1996 and later, calculated using actuarial assumptions that are consistent with the Company’s defined benefit pension plan calculations (especially with regard to use of an assumed pre-retirement earnings rate to project an account balance at retirement, and an annuity purchase rate to project the Employee’s monthly retirement income from said account balance).

(d)  Definition of Monthly Death Benefit. For purposes of this Agreement, the Employee’s "Monthly Death Benefit" shall be equal to:

(1)  One Hundred Percent (100%) of the Employee’s Average Monthly Compensation (defined below) for each of the first twelve (12) monthly death benefit payments hereunder; and

(2)  Thirty percent (30%) of the Employee’s Average Monthly Compensation (defined below) for all other monthly death benefit payments hereunder.

(e)  Definition of Accrued Benefit Percent: The Employee’s "Accrued Benefit Percent" shall accrue at the rate of 3.0% per year of employment, beginning on the effective date of the Employee’s employment by the Company. Provided, however, that the Employee’s "Accrued Benefit Percent" shall in no event be greater than thirty percent (30%), and shall be zero percent (0%) until the Employee shall have completed at least five (5) years of employment with the Company.

(f)  Definition of Average Monthly Compensation. For purposes of calculating the Employee’s benefits under this Agreement, the Employee’s Average Monthly Compensation shall be an amount equal to one sixtieth (1/60th) of the Employee’s total annual compensation (including salary, overtime, and bonus) from the Company for each of Employee’s last five (5) consecutive full calendar years of employment with the Company immediately preceding:

(1)  his retirement at or after age seventy-three (73), in the case of calculating retirement benefits under this Agreement; or

(2)  his death, in the case of calculating death benefits under this Agreement; provided however, that if the Employee’s death occurs within five (5) years after the effective date of this Agreement, the actual number of months employed shall be used to calculate the Average Monthly Compensation.

(g)  Beneficiary. The beneficiary referred to in this Agreement shall be the Employee's surviving spouse, and if none, then the Employee's surviving issue per stirpes, and if none, then the Employee's estate.

(h)  Pre-Retirement-Age Benefit. If the Employee has been employed with the Company for at least five (5) years and his employment is terminated prior to his reaching the age of seventy-three (73), Employee shall receive a Monthly Retirement Benefit as described under Section 2(a), except that the payment of such benefit shall not begin until the first day of the month following the date on which Employee attains age seventy-three (73). If the Employee is eligible to receive a benefit under any other subsection of Section 5, benefits under this subsection 5(h) shall not be paid.

3.   Life Insurance. If the Company decides to purchase insurance on the Employee's life as keyperson life insurance, or for any other business purpose, Employee agrees to cooperate fully in completing the appropriate forms and providing information, including but not limited to medical testing, as may be required to obtain such coverage. Employee's cooperation in securing such coverage shall not be construed as giving Employee, the beneficiary, or any other person rights in or to the policy or policies. Notwithstanding any other provisions of this Agreement to the contrary, if the Company is a named beneficiary of any such aforesaid insurance on Employee’s life, and if the issuer of such policy denies payment of death benefits under such policy due to misrepresentation or other act or deed by the Employee, then the Company shall be excused from, and shall not have any liability for, any obligation it otherwise might have under this Agreement to pay the Monthly Death Benefit.

4.   Termination of Agreement. This Agreement shall terminate on the date of termination of the Employee’s employment with the Company, if such termination occurs within the first five (5) years of employment with the Company other than by reason of the Employee’s death or under the circumstances described in Section 5 below, the Company shall be excused from, and shall not have liability for, any obligation that it might otherwise have under this Agreement to pay benefits.

5.   Termination of Employment Following a Change in Control; Deferred Vested Benefit Payable Upon Attainment of Age 73.

(a)  Notwithstanding any provision of this Agreement to the contrary, if, during the twelve (12) month period following a Change in Control (as defined below), the employment of the Employee terminates prior to his attaining age seventy-three (73) for any reason other than death, then the Employee shall be entitled to a deferred vested Monthly Retirement Benefit pursuant to the terms of Section 2(a), except that the first monthly payment shall be made on the first day of the month following the Employee’s seventy-third (73rd) birthday. No benefits shall be payable under this Section 5 prior to the Employee’s attainment of age seventy-three (73). For purposes of the calculation of the Employee’s Monthly Retirement Benefit, only compensation earned while employed by the Company shall be taken into consideration, and the Employee’s Accrued Benefit Percent shall equal thirty percent (30%).

(b)  As used in this Agreement, "Change in Control" shall mean the occurrence of any of the following:

(i)  (A) a merger, consolidation or division involving Harleysville National Corporation ("HNC") only (not the Bank), (B) a sale, exchange, transfer or other disposition of substantially all of the assets of HNC only (not the Bank), or (C) a purchase by HNC only (not the Bank) of substantially all of the assets of another entity, unless (x) such merger, consolidation, division, sale, exchange, transfer, purchase or disposition is approved in advance by seventy percent (70%) or more of the members of the Board of Directors of HNC only (not the Bank) who are not interested in the transaction and (y) a majority of the members of the Board of Directors of the legal entity resulting from or existing after any such transaction and of the Board of Directors of such entity’s parent corporation, if any, are former members of the Board of Directors of HNC only (not the Bank); or

    (ii)  any other change in control of HNC only (not the Bank) similar in effect to any of the foregoing.

(c)  If the payments described in this Section 5, when added to all other amounts or benefits provided to or on behalf of the Employee in connection with his termination of employment, would result in the imposition of an excise tax under Code Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), such payments shall be reduced (retroactively if necessary) to the extent necessary to avoid such excise tax imposition. Upon written notice to Employee, together with calculations of the Company’s independent auditors, the Employee shall remit to the Company the amount of the reduction plus such interest as may be necessary to avoid the imposition of such excise tax. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, if any portion of the amount herein payable to the Employee is determined to be non-deductible pursuant to the regulations promulgated under Section 280G of the Code, then the Company shall be required only to pay to the Employee the amount determined to be deductible under Section 280G.

6.   Forfeiture of Benefits. The Company shall have no further obligation or liability hereunder to pay benefits to or for the benefit of the Employee or the Employee's beneficiary if the Employee fails to abide by any provision or perform any obligation of this Agreement.

7.   No Trust. Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company, its shareholders, officers or directors, and the Employee, his beneficiary, or any other person.

8.   No Assignment. Neither the Employee nor any beneficiary hereunder has any right to anticipate, transfer, pledge, convey, encumber, or dispose of the right to receive payments under this Agreement, and those payments and the right to them are expressly declared to be nonassignable, nontransferable, and not subject to seizure for the payment of any debt or judgment against the Employee or beneficiary hereunder. None of the benefits under this Agreement are transferable by operation of law if the Employee becomes insolvent or bankrupt. In the event of any attempted assignment or transfer of Employee's (or beneficiary's) rights under this Agreement, the Company will have no further obligation or liability under this Agreement.

9.   Incapacity of Payee. If the board of directors of the Company (the "Board") shall find that any person to whom any payment is payable under this Agreement is unable to care for his affairs because of illness, accident, or other mental or physical disability, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee, or other legal representative) may be paid to the spouse, a child, parent, brother, or sister of said payee, or applied directly for the payee's benefit, without intervention of a guardian, or to any person deemed by the Board to have incurred expense for the payee hereunder. Any such payment shall be a complete discharge of the Company's obligations under this Agreement.

10.   Board's Powers and Liabilities. The Board shall have full power and authority to interpret and administer this Agreement. The Board's interpretation of any provision or action taken under this Agreement, or the amount or recipient of any payment hereunder, shall be binding and conclusive on all persons for all purposes. No member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to the member's willful misconduct or bad faith.

11.   Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Employee, his heirs, executors, and personal representatives.

12.   Entire Agreement. This Agreement is the complete agreement of the parties hereto, and supersedes all agreements previously made between the parties hereto relating to the subject matter hereof. No modification or amendment of this Agreement will be valid unless in writing and signed by the parties hereto.

13.   Notice. Any notice required to be given hereunder shall be in writing and shall be effective when delivered personally, or when sent by certified mail, postage prepaid, addressed as follows. If to the Employee at his last known address; and if to the Company:

Harleysville National Bank and Trust Company
Robert L. Reilly, Senior Vice President/Human Resource Manager
483 Main Street
Harleysville, Pa. 19438

14.   Headings. The headings used in this Agreement are for convenience of reference and shall not be construed to be a part of this Agreement.

15.   Governing Law. This Agreement was made and entered into in the Commonwealth of Pennsylvania and it shall be construed in accordance with and governed by the laws of Pennsylvania.

16.   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

17.   Regulatory Limitations. In the event a payment is due pursuant to this Agreement and the Company is subject to 12 C.F.R. Part 359, the Company shall receive the prior written consent of the Federal Deposit Insurance Corporation prior to being obligated to making any payments or receive an opinion of the counsel that the payment is not subject to Part 359 restrictions. The Company shall, in good faith, request the prior written consent of the Federal Deposit Insurance Corporation in the event it does not receive the opinion of counsel.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf and its seal to be affixed by duly authorized individuals, and the Employee has hereunto set his hand and seal, as of the day and year first above written.

[Corporate Seal]                "Company"
ATTEST:                   Harleysville Management Services

/s/ Jo Ann M. Bynon___________                By: /s/ Waler E. Daller, Jr.
Secretary                    Walter E. Daller, Jr.

                    "Employee"
             /s/ John Eisele
                    John Eisele
(Seal)

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